UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2007

CHINA DISPLAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12A Block, Xinhe Road, Xinqiao No. 3
Industrial Zone, Shajing District, Baoan Town
Shenzen, China 150090
(Address of principal executive offices) (zip code)

86-0755-29758811
(Registrant's telephone number, including area code)

Copies to:
Asher S. Levitsky P.C.
Jeff Cahlon
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS.

As previously reported, on December 17, 2007, China Display Technologies, Inc. (the “Company”) appointed Yip Kam Ming as the Company’s chief financial officer and secretary, effective January 15, 2008. Chi-wai Tse resigned as the Company’s chief financial officer and secretary effective on January 15, 2008.

Mr. Yip, age 38, has been chief financial officer and secretary of ALCO, Inc., an insurance brokerage company, since 2005. From 2002 to 2005, Mr. Yip worked for Intac International Holdings Limited, initially as a financial controller, and from 2004 as group financial controller. At InTac, Mr. Yip oversaw the preparation of consolidated accounts and set up accounting procedures. Mr. Yip is a fellow member of the Association of Chartered Certified Accountants and a member of Hong Kong Institute of Certified Public Accountants. Mr. Yip received a degree from the Curtin University of Technology and has a Master’s degree in corporate finance from the Hong Kong Polytechnic University.

The Company entered into an employment agreement, effective January 15, 2008 (the “Effective Date”), with Mr. Yip (the “Employment Agreement”). Pursuant to the Employment Agreement, Mr. Yip will serve as the Company’s chief financial officer commencing on the Effective Date, and continuing until the Employment Agreement is terminated pursuant to the terms thereof. Mr. Yip will receive a base monthly salary of Hong Kong $65,000. Following a three month probation period, and during the term thereof (the “Term”), Mr. Yip will receive an annual bonus equal to one month’s salary, and will be eligible for additional bonus payments and salary increases in the Company’s discretion.

During the Term, the Company shall grant to Mr. Yip 50,000 shares of the Company’s common stock per year (the “Grant”). The initial Grant shall vest in nine equal monthly installments, commencing April 15, 2008 through and including January 15, 2009.The Company shall make an additional 50,000 share Grant at the commencement of the Term. Mr. Yip shall be eligible for additional annual Grants of 50,000 shares, in the Company’s discretion.

During the probationary period, the Employment Agreement may be terminated for any reason by either party without any prior notice and without payment of any severance. During the Term, the Employment Agreement may be terminated by either party for any reason on not less than 30 days’ written notice, provided that the Company may elect to terminate the Employment Agreement forthwith upon payment of one month’s base salary.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Description

10.1	Employment Agreement, dated as of January 15, 2008, by and between China Display Technologies, Inc., and Yip Kam Ming (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DISPLAY TECHNOLOGIES, INC.

Date: January 18, 2008	By:	/s/ Lawrence Kwok-Yan Chan
Lawrence Kwok-Yan Chan Chief Executive Officer